Legal and regulatory matters	9 Months Ended
Jul. 31, 2023
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Legal and regulatory matters

Note 12 Legal and regulatory matters
We are a large global institution that is subject to many different complex legal and regulatory requirements that continue to evolve. We are and have been subject to a variety of legal proceedings, including civil claims and lawsuits, regulatory examinations, investigations, audits and requests for information by various governmental regulatory agencies and law enforcement authorities in various jurisdictions. Some of these matters may involve novel legal theories and interpretations and may be advanced under criminal as well as civil statutes, and some proceedings could result in the imposition of civil, regulatory enforcement or criminal penalties. We review the status of all proceedings on an ongoing basis and will exercise judgment in resolving them in such manner as we believe to be in our best interest. In many proceedings, it is inherently difficult to determine whether any loss is probable or to reliably estimate the amount of any loss. This is an area of significant judgment and uncertainty and the extent of our financial and other exposure to these proceedings after taking into account current provisions could be material to our results of operations in any particular period.
Our significant legal proceeding and regulatory matters are described in Note 25 of our audited 2022 Annual Consolidated Financial Statements and as updated below.
Vacation pay class action
On December 29, 2022, the Ontario Superior Court of Justice certified a class in an action against RBC Dominion Securities Limited and RBC Dominion Securities Inc. (together, RBC DS). The action commenced in July 2020, asserting claims relating to statutory vacation pay and public holiday pay for investment advisors, associates and assistants in our Canadian Wealth Management business, with the exception of those employed in Alberta and British Columbia. On January 13, 2023, RBC DS served a notice of motion for leave to appeal the court’s certification decision. Based on the facts currently known, it is not possible at this time to predict the ultimate outcome of these proceedings or the timing of their resolution.
Foreign exchange matters
On March 29, 2023, the parties executed a settlement agreement resolving all claims in both the U.S. Opt Out Action and the U.K. action, and in May 2023 these actions were dismissed.
London interbank offered rate (LIBOR) litigation
On July 21, 2023, Royal Bank of Canada and several other defendants executed a settlement agreement resolving one of the LIBOR class actions brought on behalf of certain plaintiffs that purchased U.S. dollar LIBOR-based instruments. The settlement was preliminarily approved on August 1, 2023 and remains subject to final court approval.
U.K. Competition and Markets Authority investigation and U.K. Government Bonds litigation
Royal Bank of Canada and RBC Europe Limited are engaging with the U.K. Competition and Markets Authority (CMA) in respect of an investigation involving alleged anti-competitive conduct in relation to U.K. government bonds and related derivatives between 2009 and 2013. In May 2023, the CMA issued a statement of objections to Royal Bank of Canada and RBC Europe Limited, and certain other financial institutions.
Royal Bank of Canada and RBC Europe Limited

are contesting the CMA’s case.
In June 2023, RBC Europe Limited and RBC Capital Markets, LLC, among other financial institutions, were named as defendants in a putative class action filed in the U.S. by plaintiffs alleging anti-competitive conduct in the U.K. government bonds market.
The outcome and resulting financial impact of these matters is unknown and not reliably estimable.